EXCHANGE TRADED CONCEPTS TRUST

YieldShares High Income ETF
 (the “Fund”)

Supplement dated March 26, 2015 to the
Statement of Additional Information dated May 1, 2014,
as supplemented December 11, 2014

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (the “SAI”) and should be read in conjunction with the SAI.

Effective immediately, the section entitled “Description of Permitted Investments—Borrowing” on page 16 of the Fund’s Statement of Additional Information is deleted in its entirety and replaced with the following:

BORROWING

Although the Fund does not intend to borrow money, the Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund may borrow up to one-third (1/3) of its total assets. The Fund will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. Borrowing will tend to exaggerate the effect on the NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Please retain this supplement for future reference.